UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2006

FIRST LITCHFIELD FINANCIAL CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware	0-28815	06-1241321
(State or other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

13 North Street, Litchfield, Connecticut	06759
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 567-8752

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events.

Item 8.01. Other Events.

The Board of Directors of First Litchfield Financial Corporation (the “Company”) declared a $0.15 per share quarterly cash dividend at their February 23, 2006, Board Meeting. The quarterly cash dividend will be paid on April 27, 2006 to stockholders of record as of  March 9, 2006.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
99.1  Press release dated February 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

FIRST LITCHFIELD FINANCIAL CORPORATION

By:	/s/ Joseph J. Greco
President & Chief Executive Officer

Dated: February 23, 2006

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